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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


      Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 19, 2000


                                    KEYCORP
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Ohio                        0-850                    34-6542451
----------------------------    ----------------------       -------------------
(State or other jurisdiction    Commission File Number       (I.R.S. Employer
     of incorporation or                                     Identification No.)
        organization)


  127 Public Square, Cleveland, Ohio                              44114-1306
----------------------------------------                     -------------------
    (Address of principal executive                               (Zip Code)
               offices)


       Registrant's telephone number, including area code: (216) 689-6300






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ITEM 5.  OTHER EVENTS

On January 19, 2000, the Registrant issued a press release announcing its earnings results for the three-month and twelve-month periods ended December 31, 1999. This press release, dated January 19, 2000, is attached as Exhibit 99 to this report.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits
         --------

         99 The Registrant's January 19, 2000, press release announcing its earnings results for the three-month and twelve-month periods ended December 31, 1999.





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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      KEYCORP
                                       --------------------------------------
                                                   (Registrant)


Date:  January 20, 2000                           /s/ Lee Irving
                                       --------------------------------------
                                       By:   Lee Irving
                                             Executive Vice President
                                             and Chief Accounting Officer